Prudential Investment Portfolios 12
PGIM Global Real Estate Fund
Prudential Investment Portfolios 9
PGIM Real Estate Income Fund

PGIM Select Real Estate Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated August 4, 2021
to each Fund’s Currently Effective Summary Prospectus, Prospectus and
Statement of Additional Information (SAI)

You should read this Supplement in conjunction with each Fund’s Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

Kwok Wing Cheong, a portfolio manager of each Fund, has announced his intention to retire, effective on or about December 31, 2021. Until his retirement, Mr. Cheong will continue to serve on each Fund’s respective portfolio management team.

LR1365